ADVISORS DISCIPLINED TRUST 902

                          SUPPLEMENT TO THE PROSPECTUS

     Invesco Van Kampen Trust for Investment Grade New Jersey Municipals has merged with and into Invesco Van Kampen Municipal Trust. Accordingly, notwithstanding anything to the contrary in the prospectus, the trust's portfolio now includes shares of Invesco Van Kampen Municipal Trust and will no longer include shares of Invesco Van Kampen Trust for Investment Grade New Jersey Municipals. Invesco Van Kampen Municipal Trust seeks to provide investors with a high level of current income exempt from federal income tax primarily through investment in a portfolio of municipal securities.

     Supplement Dated:  October 18, 2012















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